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                                                                   Exhibit 99.36

                       GE CAPITAL MORTGAGE SERVICES, INC.

                               MONTHLY STATEMENT

                                 SEPTEMBER 1996

                     For Travelers Mortgage Services, Inc.
                                  Series 1996-7

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between Travelers Mortgage Services, Inc. ("TMSI") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, GE Capital Mortgage Services, Inc. ("GECMSI") , hereby certifies to the Trustee:

(a)  The amounts below are for a Single Certificate of $1,000.

     i) The amount of such distribution allocable to principal:

              Class 7-A .................   $   18.33882775
                                            ---------------
              Class 7-R .................   $    0.00000000
                                            ---------------


          Principal Prepayments included in the above principal distribution (including Principal
          Balances of Defaulted Mortgage Loans, Designated
          Loans and Defective which are being distributed on this Distribution Date):

              Class 7-A .................   $   17.02992083
                                            ---------------
              Class 7-R .................   $    0.00000000
                                            ---------------


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     ii)  The amount of such distribution to the
          Certificateholders of each class, allocable to
          Interest:

              Class 7-A .................   $    7.07166502
                                            ---------------
              Class 7-R .................   $    0.00000000
                                            ---------------

     iii) The amount of such distribution allocable to

          Stripped Interest: ...............................    $     59,484.72
                                                                ---------------

     iv)  The amount of servicing compensation received by
          the Company during the month preceding the month
          of distribution: .................................    $    0.47140307
                                                                ---------------

The amounts below are for the aggregate of all certificates.

     v)   The aggregate Principal Balances of the Mortgage
          Loans on such Distribution Date after giving
          effect to all principal distributions made on such
          date: ............................................   $ 129,068,105.22
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Principal Balance set forth above: ...........                509
                                                                ---------------

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to all distributions allocable to principal made on such Distribution Date and the allocation of Realized Losses (separately identified), if any, as of such Distribution Date:

                                             Aggregate               Single
                                         Principal Balance   Certificate Balance

          Class 7-A ...................    $129,068,105.22                874.92
                                           ---------------       ---------------
          Class 7-R ...................    $          0.00                  0.00
                                           ---------------       ---------------

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     vii) The Pay-out Rate applicable to each Class of
          Certificates

          Class 7-A ...................        9.50000004%
                                           ---------------
          Class 7-R ...................        0.00000000%
                                           ---------------


    viii) The book value of any real estate acquired on
          behalf of Certificateholders .....................    $          0.00
                                                                ---------------

          The aggregate number of Mortgage Loans included in
          the Principal Balance set forth
          above ............................................                  0

                                                                ---------------

     ix)  The aggregate number and aggregate Principal
          Balances of Mortgage Loans which, as of the opening of business on the related Determination
          Date, were

        (a)  delinquent
             (1)  30-59 days
         *Number                   11     *Principal Balance       2,886,572.02
                      ---------------                           ---------------
             (2)  60-89 days
          Number                    2      Principal Balance         447,495.09
                      ---------------                           ---------------
             (3)  90 days or more
          Number                    1      Principal Balance         392,067.04
                      ---------------                           ---------------

          (b)  in foreclosure
           Number                  11      Principal Balance       2,533,886.29
                      ---------------                           ---------------

     x)   The amount of coverage under the Pool Policy as of
          the close of business on the applicable
          Determination Date ...............................    $  9,219,956.00
                                                                ---------------

     xi)  The amount of coverage under the Special Hazard
          Insurance Policy as of the close of business on
          the applicable Determination Date ................    $  1,939,926.00
                                                                ---------------

     xii) The Current Bankruptcy Amount as of the close of
          business on the applicable Determination Date ....    $    100,000.00
                                                                ---------------

* It has been the Company's experience that, with respect to the first Distribution Date after he closing of a securitization containing a large number of recently originated or acquired Mortgage Loans, the number of Mortgage Loans 30-59 days delinquent may be inflated due to the borrowers sending monthly payments to the wrong location or delays by the Company in inputting the Mortgage Loans on its servicing system. It has also been the Company's experience that for the majority of such Mortgage Loans the routing of borrowers' monthly payments has corrected itself by the second Distribution Date. However, the Company makes no assurances as to the level of delinquent Mortgage Loans for future Distribution Dates.